SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2024

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2024, we entered into a Purchase Company Agreement (“Purchase Agreement”) with Omar Luna and Lynk Holding LLC (together, the “Seller”) concerning the sale by Seller and the purchase by us of 51% of the membership interests the Seller holds in Lynk Telecom, LLC, a Virginia limited liability company (the “Company”). The closing of the Purchase Agreement is expected to occur no later than July 1, 2024, once due diligence has been completed.

The Company provides certified business telephony, SMS, connectivity, and networking services across various sectors in the United States. Lynk Holding LLC recently acquired selected assets from a company known as Voyce Telecom, and Lynk Holding LLC has the obligation to pay the shareholders of Voyce Telecom the purchase price in that acquisition, which is outstanding.

The Purchase Price for 51% of the membership interests of the Company is US $1,500,000, and this amount will be paid by the Seller to the Buyer in 12 consecutive monthly cash payments of US$ 125,000 each. The Seller agrees to use these funds for the amortization of the payments that it owes to Voyce in relation to the goodwill acquisition contract between Lynk Holding and Voyce Telecom.

Once we have paid the $1,500,000 for the acquisition of the Company, and the Company has achieved the business goals outlined in the Purchase Agreement, under what we refer to as “Phase I,” we have agreed to lend up to US$1,500,000 to the Company, in installments of up to US$100,000 per month, to be used solely for marketing campaigns, promotion and development of the retail services of the Company, according to a business plan that has to be approved by the Company’s board of directors.

The disbursements of this loan will be subject to the achievements of the quarterly goals set in the business plan of the Company. This retail business plan will have the aim of achieving the objective of generating a minimum of US$200,000 in operating income per month, with intermediate staggered quarterly goals.

Upon the completion of Phase I, and the business goals in the Purchase Agreement have been achieved, we have agreed to lend the Company up to US$1,500,000 in at least three stages, each of up to US$500,000 per year to help accelerate the amortization of the debt Lynk Holding LLC has with the Voyce Telecom shareholders. These loans would be linked to compliance with the financial statements for fiscal years 2026, 2027, 2028, 2029 and 2030. The goals for these years will be defined posteriori by the parties and approved by the Company’s Board of Directors. The payment of this loan will be guaranteed with the portion of dividends that correspond to Lynk Holding LLC when the Company makes a dividend distribution.

If, as a result of operations, the Company does not reach the projections in the Purchase Agreement, and the business plan for the years 2026, 2027, 2028, 2029 and 2030 approved by the Company´s Board of Directors, we may retain the stipulated loan. If the Company surpassed the projections in the Purchase Agreement, we have agreed to true up the purchase price, with details of the true up contained in the Purchase Agreement.

Once this Purchase Agreement is signed, the manager of the Company, Omar Luna, is expected to enter into a 3-year employment agreement with the Company, that will be executed before the closing date, renewable for a 2-year period to guarantee the operational continuity of the Company and the implementation of a business plan that will lead the Company into a productive company with positive net income as established in the Purchase Agreement.

The Company shall have a Board of Directors composed of 3 members: 2 of the members shall be appointed by us and the remaining member shall be appointed by the Seller. The position of President and Secretary will be reserved for us.

The closing of the Purchase Agreement is subject to, among other things, the Company having prepared all accounting information in accordance with SEC standards in such a manner that any audit of the Company, if required, may be performed.

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The Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, capitalization, corporate authority, financial statements and compliance with applicable laws. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and investors are not third-party beneficiaries of the Purchase Agreement. In addition, such representations and warranties (a) are subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (c) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On May 10, 2024, we issued a press release concerning the Purchase Agreement with the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Purchase Agreement, dated May 10, 2024
99.1	Press Release, dated May 10, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date May 10, 2024

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